EXHIBIT 99.1D


                                    EXHIBIT D

                                 PLAN OF MERGER

     THIS PLAN OF MERGER (this "Plan") is made and entered into as of the _____ day of __________, 2003, among and between GW MERGERCO, INC., an Indiana corporation ("GW"), GLACIER WATER SERVICES, INC., a Delaware corporation (the "Parent"), and WATER ISLAND, INC., an Indiana corporation (the "Company").

                                    RECITALS

     In an Agreement and Plan of Merger, dated as of August 22, 2003 (the "Merger Agreement"), entered into by the parties, the parties have agreed to the merger of GW into the Company pursuant to the provisions of, and with the effect provided in, the Indiana Business Corporation law (the "IBCL").

     The Merger Agreement and this Plan have been adopted and approved by the Board of Directors and the shareholders of the Company.

     The Merger Agreement and this Plan have been adopted and approved by the Board of Directors of GW and by Parent as the sole shareholder of GW.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of and pursuant to the Merger Agreement, the parties hereto agree as follows:


                              Description Of Merger

     The Merger. Pursuant to the terms and provision of this Plan and in accordance with the Merger Agreement and the IBCL, GW shall merge with and into the Company (the "Merger").

     Surviving Corporation. The Company shall be the surviving corporation in the Merger (the "Surviving Corporation") and its corporate existence shall continue as the Surviving Corporation from and after the Effective Time (as defined below).

     Merging Corporation. GW shall be the merging corporation under the Merger and its corporate identity and existence, separate and apart from the Surviving Corporation, shall cease at the Effective Time.

     Effective Time. The Merger shall be effective immediately upon the filing Articles of Merger, to which this Plan will be attached, with the Indiana Secretary of State (the "Effective Time").

                                Effect Of Merger

     Surviving Corporation. The Surviving Corporation shall continue to be named "Water Island, Inc." after the Effective Time. The Articles of Incorporation and Bylaws of GW in effect immediately prior to the Effective Time shall be, respectively, the Articles of Incorporation and Bylaws of the Surviving Corporation from and after the Effective Time and until amended or repealed.


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     Effect of the Merger. The Merger shall have all of the effects provided by the IBCL. The Surviving Corporation shall continue to exist from and after the Effective Time as a corporation under the IBCL and shall succeed to, possess and enjoy all the property, rights, privileges, immunities, powers, purposes and franchises, both of a public and a private nature, and be subject to all the restrictions, disabilities and duties, of GW and the Company, all in accordance with the IBCL.


                              Conversion Of Shares

     Company Common Shares. Each share of the common stock, no par value, of the Company (the "Company Common Shares") issued and outstanding immediately prior to the Effective Time, other than shares held by shareholders entitled to dissenters' rights under Chapter 44 of the IBCL, by virtue of the Merger and without any action on the part of the holder thereof, shall be canceled and retired and shall be converted into the right to receive the "Merger Consideration" as set forth in Section 3.2 below.

     Merger Consideration. Subject to the more detailed provisions of the Merger Agreement, each Company Common Share, other than any Dissenting Shares, shall entitle the holder to receive the following (the "Merger Consideration"):

          Pursuant to Section 1.8 of the Merger Agreement, a copy of which section is included in Exhibit A attached hereto, and as of the Effective Time, cash in the amount determined by dividing $5,284,861 by the number of Company Common Shares issued and outstanding immediately preceding the Effective Time and as adjusted pursuant to Section 1.8 of the Merger Agreement; and

          Any deferred payments and interest as calculated and payable pursuant to Sections 1.9 and 1.10 of the Merger Agreement, copies of which sections are included in Exhibit A attached hereto.

     Options and Rights. All rights to receive Company Common Shares pursuant to outstanding options or other rights, which rights have not been exercised as of the Effective Time, shall be canceled by virtue of the Merger.

     GW Shares. Each share of capital stock of GW issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of validly issued, fully paid and nonassessable common stock, without par value, of the Surviving Corporation.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger as of the day and year first above written.

                       GW MERGERCO, INC.


                       By________________________________


                       GLACIER WATER SERVICES, INC.



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                       By________________________________


                       WATER ISLAND, INC.


                       By________________________________

James Neustel, President









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                                    EXHIBIT A

                        SECTIONS 1.8. 1.9 AND 1.10 OF THE
                          AGREEMENT AND PLAN OF MERGER

         Section 1.8.      Merger Consideration.

     (a) Prior to any adjustments thereto in accordance with the remainder of this Section 1.8, the amount of cash to be paid by Parent and/or the Surviving Corporation to the record holders of issued and outstanding shares of Company Common Stock for each of their shares held as of the Closing, excluding Dissenting Shares, upon surrender of the certificates for such shares, is the per-share amount determined by dividing $5,284,861 by the number of issued and outstanding shares of Company Common Stock as of the Closing (the "Preliminary Closing Merger Consideration"). The Preliminary Closing Merger Consideration shall be adjusted upward or downward as provided in the remainder of this
Section 1.8, and the resulting amount after such adjustments is the amount that Parent and/or the Surviving Corporation will pay to such holders of shares of Company Common Stock (excluding Dissenting Shares) upon surrender of their certificates for such shares at or after the Closing (the "Final Closing Merger Consideration").

     (b) At least five Business Days prior to the Closing Date, the Company shall deliver to Parent its good faith written estimate of the Closing Working Capital, which Parent shall have the right to approve in the good faith exercise of its judgment (the "Estimated Closing Working Capital"). The Company shall make available to Parent all work papers and other books and records utilized in preparing the Estimated Closing Working Capital and shall make available to Parent the appropriate personnel involved in the preparation of such estimate. The Preliminary Closing Merger Consideration (i) shall be decreased by the amount, if any, by which the Estimated Closing Working Capital is less than $500,000 (the "Estimated Deficiency"), or (ii) shall be increased by the amount, if any, by which the Estimated Closing Working Capital is greater than $500,000 (the "Estimated Excess"), (iii) in either case (an Estimated Deficiency or an Estimated Excess) divided by the number of issued and outstanding shares of Company Common Stock as of the Closing in order to arrive at the per-share adjustment amount to the Preliminary Closing Merger Consideration.

     (c) If as of the Closing the sum of (i) the Company's bank indebtedness plus (ii) the Company's remaining principal obligations to D.J. Leasing, Inc. to acquire ownership of the vending machines leased under its equipment lease with such corporation (including in such principal obligations the $400,000 option purchase price and the "principal" portion of the remaining monthly lease payments, but excluding an assumed interest component included in said monthly payments at an interest rate of seven percent (7%) per annum) (together, the "Company Debt") exceeds Four Million Four Hundred Thousand Dollars ($4,400,000) (the excess, if any, of the Company Debt over $4,400,000 is the "Excess Company Debt"), then the Preliminary Closing Merger Consideration shall be reduced by an amount calculated by dividing the Excess Company Debt by the number of issued and outstanding shares of Company Common Stock as of the Closing to arrive at the per-share adjustment to be made.

     Section 1.9. Final Working Capital Adjustment.


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     (a) As promptly as practicable, but in no event later than 15 days, after the Closing Date, the Shareholder Committee shall notify Parent in writing of its determination of Closing Working Capital (the "Company's Closing Schedule"), which determination shall set forth in reasonable detail the Shareholder Committee's calculation of Closing Working Capital. The Company's Closing Schedule shall also set forth, and explain in reasonable detail any differences between the Company's calculation of Closing Working Capital and the Estimated Closing Working Capital. A copy of all work papers and other books and records utilized in the preparation of the Company's Closing Schedule shall be made available to Parent at such time. Parent will notify the Shareholder Committee in writing (the "Working Capital Dispute Notice") within 45 days after receiving the Company's Closing Schedule if Parent disagrees with the Shareholder Committee's calculation of the Closing Working Capital as set forth in the Company's Closing Schedule, which notice shall set forth in reasonable detail the basis for such disagreement, the amounts involved and Parent's calculation of the Closing Working Capital. If no Working Capital Dispute Notice is received by the Shareholder Committee within such 45-day period, the Shareholder Committee's calculation of Closing Working Capital as set forth in the Company's Closing Schedule shall be final and binding upon the parties hereto. The Shareholder Committee and Parent will give each other and their representatives reasonable access during normal business hours to the personnel, books and records of the Surviving Corporation to assist the Shareholder Committee in the preparation of the Company's Closing Schedule and to assist Parent in the preparation of the Working Capital Dispute Notice.

     (b) Upon receipt by the Shareholder Committee of the Working Capital Dispute Notice, the Shareholder Committee and Parent shall negotiate in good faith to resolve any disagreement with respect to Closing Working Capital set forth in the Working Capital Dispute Notice. To the extent Parent and the Shareholder Committee are unable to agree with respect to Closing Working Capital within 10 days after receipt by the Shareholder Committee of the Working Capital Dispute Notice, Parent and the Shareholder Committee shall promptly select a mutually acceptable nationally recognized accounting firm with no material relationship to any of the parties hereto and submit their dispute to such accounting firm for a binding resolution. Closing Working Capital as agreed upon by the Shareholder Committee and Parent, as deemed agreed upon pursuant to the next-to-last sentence of Section 1.9(a) or as determined by such accounting firm, in accordance herewith, shall be termed the "Final Closing Working Capital". The fees and expenses of such accounting firm shall be paid by the party hereto whose determination of Closing Working Capital as initially submitted to such accounting firm is further away from the Final Closing Working Capital. If the responsible party in accordance with the foregoing sentence is the Shareholder Committee, such fees and expenses shall be deducted from the First Deferred Consideration or the Second Deferred Consideration, depending on the date of determination of such fees and expenses.

     (c) If the Final Closing Working Capital is greater than the Estimated Closing Working Capital, the First Deferred Payment to be paid pursuant to
Section 1.10(a) hereof shall be increased by an amount equal to such difference (the "Working Capital Excess"). If the Final Closing Working Capital is less than the Estimated Closing Working Capital, the First Deferred Payment to be paid pursuant to Section 1.10(a) hereof shall be reduced by an amount equal to such difference (the "Working Capital Deficiency").

     Section 1.10. Deferred Payments.
                   -----------------


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     (a) On the first anniversary of the Closing Date, Parent and/or the
Surviving Corporation shall pay to the holders of record as of the Closing Date of issued and outstanding shares of Company Common Stock (excluding Dissenting Shares), but only so long as any holder shall have surrendered such holder's stock certificate thereof, and any amounts unpaid because any such certificates shall have not been so surrendered shall be paid subsequently upon surrender of such certificates, for each share of Company Common Stock then held by such holders (excluding Dissenting Shares), an amount equal to the First Deferred Payment (hereinafter defined) divided by the number of shares of Company Common Stock issued and outstanding as of the Closing. The "First Deferred Payment" will be the amount, if any, by which the sum of (i) $300,000 plus (ii) the Working Capital Excess (if any) determined pursuant to Section 1.9, plus (iii) the excess accrual for Taxes to be added pursuant to Section 4.14 (if any), exceeds the sum of (x) the Working Capital Deficiency (if any) determined pursuant to Section 1.9, plus (y) any amounts required to be deducted in accordance with Sections 1.9(b), 4.13 and 4.14 hereof, plus (z) any Losses (as defined in Section 6.2(a) hereof) for which the Shareholders are obligated to indemnify the Surviving Corporation or Parent in accordance with Section 6.2(a) hereof.

     (b) On the second anniversary of the Closing Date, Parent and/or the Surviving Corporation shall pay to the holders of record as of the Closing Date of issued and outstanding shares of Company Common Stock (excluding Dissenting Shares), but only so long as any holder shall have surrendered such holder's stock certificate thereof, and any amounts unpaid because any such certificates shall have not been so surrendered shall be paid subsequently upon surrender of such certificates, for each share of Company Common Stock then held by such holders (excluding Dissenting Shares), an amount equal to the Second Deferred Payment (hereinafter defined) divided by the number of shares of Company Common Stock issued and outstanding as of the Closing. The "Second Deferred Payment" will be the amount, if any, by which the sum of (i) $300,000, plus (ii) any Working Capital Excess determined pursuant to Section 1.9 not added to the First Deferred Payment, plus (iii) any excess accrual for Taxes to be added pursuant to Section 4.14 to the extent not added to the First Deferred Payment, exceeds the sum of (x) any Working Capital Deficiency determined pursuant to Section 1.9 to the extent not deducted in arriving at the amount of the First Deferred Payment, plus (y) any amounts required to be deducted in accordance with Sections 1.9(b), 4.13 and 4.14 hereof to the extent not deducted in arriving at the amount of the First Deferred Payment, plus (z) any Losses (as defined in Section 6.2(a) hereof) for which the Shareholders are obligated to indemnify the Surviving Corporation or Parent in accordance with Section 6.2(a) hereof to the extent not deducted in arriving at the amount of the First Deferred Payment.
          (c) On each of the first and second anniversaries of the Closing Date, Parent and/or the Surviving Corporation shall pay interest on the sums paid to each of the former holders of Company Common Stock to whom payments are made under Sections 1.10(a) and 1.10(b) at the Applicable Rate, compounded annually, accruing from the Closing Date to the date of payment. The "Applicable Rate" is the annual rate of interest equal to the prevailing national "prime rate" of large U.S. commercial banks (i) as of the Closing Date during the first year following the Closing Date, and (ii) as of the first anniversary of the Closing Date during the second year following the Closing Date.



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